November 30, 1998





Dear Shareholder,

With this letter, we present your Bailard Biehl & Kaiser International Equity Fund annual shareholders' report for the year ending September 30, 1998. This was an exceptionally highly volatile year for the global financial markets and certainly a difficult year for international equity managers to navigate.


REVIEW OF THE MARKETS

The past year has been one of huge stock market swings. It started with a downswing when, in the final quarter of 1997, the crisis of the Far East "Tiger" economies roiled all the world's markets. In contrast, over the first quarter of calendar 1998, the global stock markets generally rose sharply, particularly in Europe, as investors became more confident that the Asian disease would be contained. By the end of June, it was becoming evident that this market upswing was not sustainable. The contagion was spreading and infecting emerging stock markets in Europe and South America and even developed markets like Portugal and Spain. For example, the stock markets of Argentina, Brazil and Mexico showed declines in the region of 10% between March 31 and June 30th. In the same period, the stock markets of Poland, the Czech Republic and Hungary experienced more modest setbacks. Asia itself relapsed and Thailand, Malaysia and India dropped by more than 40%. Only Turkey and Greece amongst the world's emerging markets showed positive returns. However, the performance of the major developed markets of Europe maintained positive momentum and contrasted sharply with the markets of the Far East.(1)

By the end of July, doubts about the containment of the Asian crisis began to undermine the U.S. and the developed markets of Europe, creating a global financial crisis. In August, the Russian government defaulted on its bond obligations and sent all the world's markets, including the U.S., into a tailspin. In the fury of such an all-encompassing storm, no amount of diversification, even that as high as in your Fund's strategy, proved enough. There were no ports that escaped this storm.


HOW HAS YOUR FUND PERFORMED?

For the twelve months ended September 30, 1998, the Fund's return was -10.61%.(2) In the first six months of the Fund's year (i.e. the six months ending March 31, 1998), the Fund was ahead 8.87%.(2) In August and September, the global financial storm broke, causing sweeping declines across all of the world's stock markets. As a result, the Fund returned B17.89%(2) over the final six months of the year. However, we are pleased to report the Fund has since risen dramatically, achieving a total return of 7.8%(2) for the month of October.

Although the Fund experienced an absolute decline over the year ended September 1998, your manager was generally successful in overweighting the markets that performed relatively better and underweighting the markets that did relatively worse. During the first three fiscal quarters and through July, the Fund was relatively well positioned: overweight developed continental Europe (where market momentum and earnings revisions were still very positive) and underweight Japan (where the attractive relative valuations were undermined by ongoing negative earnings revisions). Emerging markets as a group, too, were correctly underweighted relative to longer-term strategic targets. Underweighting the U.K. stock market, which looked overvalued relative to other developed markets, did not add value.

In August, there was a regional reversal of relative performance. The high flying markets of Europe came dramatically back to earth, while the markets of the Far East, where expectations were already low, declined more modestly. In the turmoil of August and September, large capitalization, already overvalued (i.e. high book-to-price) markets and stocks generally did better as investors made a flight to quality. As a result, our value-oriented stock selection resulted in performance slightly lagging the market indices in the U.K., France and Switzerland.

In August and September, the U.S. dollar declined sharply against the Deutschmark and more modestly against the yen. The Fund was almost entirely unhedged and therefore total return benefitted from the dollar's setback. However, our emphasis on Japanese exporters with strong balance sheets caused us to lag the market index there.


WHAT ACTIONS HAVE WE TAKEN?

Periods of high volatility provide an opportunity to realign the Fund towards the markets that represent the most attractive value. Throughout 1998, on the basis of fundamental value measures such as book-to-price ratios, the markets of the Far East have looked attractive. Yet we have remained cautious about the outlook for the Far East given the continued negative earnings revisions. In September, there were some signs that forecast earnings were stabilizing. As a result, we began shifting our portfolio towards modest overweight positions in Japan and the markets of the Far East and reduced our European exposure. We continue to take a generally cautious approach to the emerging markets of the world. Low stock prices in these markets represent some excellent opportunities for the longer term, but the currencies and economies of the emerging markets remain fragile at this stage. We also continue to view the U.K. market as highly overvalued and maintain our underweight position there.


WHAT LIES AHEAD?

The world's stock markets have rebounded significantly since the end of September. The financial panics unleashed by the debt crisis of the emerging markets, overstretched hedge funds, possible impeachment of the President in the U.S. and the demise of Japan's economy have been calmed by a steady trickle of more positive news. The Fed has signaled a possible shift towards easing in monetary policy through two interest rate cuts. The G7 countries are also cooperating in their efforts to combat the problems of the emerging markets. Japan's leaders are yet again attempting to revive their economy. Global inflation remains subdued, helped by low commodity prices, a general oversupply of industrial goods and fierce global competition. Lower U.S. interest rates increase the odds that the U.S. dollar will weaken in the months ahead, making foreign assets more attractive.

If the U.S. economy can achieve a "soft landing" and avoid recession, then the global economy may recover strength sooner rather than later. In these circumstances, stock markets outside the U.S. have considerable upside potential. After all, Japan and nearly all the emerging markets of the world are already in recession! As a result, the markets of the Far East are now at very attractive valuations and expectations for the future are starting from a potentially undervalued base. In Europe, monetary union remains on course and could mark the emergence of a more powerful, more efficient European economy. Corporations in Europe are still playing catch up with their American peers in streamlining their operations. The emerging markets will likely show a rebound in fortunes as the current crises pass their worst. Investors in international equities will further benefit if the dollar maintains its recent relative weakness.

Of course there are many uncertainties ahead. The third world debt and hedge fund crises are still reverberating around the world's major banks. A tightening of global credit could drag both developed Europe and the U.S. into recession. To the extent that world problems today are, at least in part, the result of global oversupply, there is a serious risk of deflation that could slow global economic growth for a number of years to come.

Despite the uncertainties ahead, we remain confident that the Fund's investment strategy will be rewarded over the long term. We are committed to being fully invested in international stocks. Through the disciplined application of our well-tested and insightful quantitative models, we will continue to seek to search out and exploit the most attractive relative return opportunities throughout the international equity markets. Importantly, we will also remain well diversified across international stock markets in order to reduce the risks that any single market or region may pose for your Fund.

We appreciate your continued investment in the Bailard Biehl & Kaiser International Equity Fund. Please feel free to contact one of our client service counselors at 1-800-882-8383 if you have any questions or would like to discuss the Fund in greater detail.

Sincerely,


/s/ Peter M. Hill                           /s/ Burnice E. Sparks, Jr.
Peter M. Hill                               Burnice E. Sparks, Jr., CFA
Chairman                                    President



-------------------------

(1) The performance data quoted represents past performance and is no indication of future results. The data is based on the respective ING Barings ($) indices for the emerging market countries mentioned, and the Morgan Stanley Capital International ($) indices for the developed market countries.

(2) Total returns for  investment  periods  ended  September 30, 1998: 3 months:
-4.21%; 6 months:  -17.89%;  12 months:  -10.61%; 5 years: 5.18% annualized;  10 years: 2.94% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Equity Fund will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

                                (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                      October 1, 1998 - September 30, 1998



           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



                  BB&K International       Morgan Stanley         MS EAFE
                      Equity Fund      EAFE (Local Currency)       (US$)
                  ------------------   ---------------------      -------

       Sep-88           $10,000                $10,000            $10,000
       Sep-89           $11,864                $12,546            $12,231
       Sep-90            $9,470                 $8,487             $8,855
       Sep-91           $10,529                $10,476            $10,793
       Sep-92            $8,944                 $8,880            $10,025
       Sep-93           $10,442                $11,548            $12,667
       Sep-94           $11,255                $11,935            $13,912
       Sep-95           $11,494                $12,236            $14,718
       Sep-96           $12,337                $14,187            $15,985
       Sep-97           $15,076                $17,285            $17,933
       Sep-98           $13,476                $15,885            $16,437



                          AVERAGE ANNUAL TOTAL RETURN *


          1 Year                     5 Year                    10 Year
          ------                     ------                    -------
         -10.61%                      5.18%                     2.94%



This graph (as mandated by the Securities and Exchange Commission) shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1988. We compare this investment to the growth in the Morgan Stanley EAFE stock index over the same time period. The index, which measures the performance of the international equity markets, is given in both U.S. dollar and local currency terms. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $13,476 over the ten-year period ended September 30, 1998.



* As required by the Securities and Exchange Commission, these figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                           SHARES       VALUE
                                                          --------    ---------
          EQUITY SECURITIES (95.3%)

I         ARGENTINA (0.2%)

          Banco De Galicia Spns'd. ADR Class B               2,992   $   47,498
        * Comercial Del Plata                               14,530        6,975
          Perez Companc SA Spon ADR                          2,600       21,288
          Siderca                                           15,952       19,144
          Telecom Argentina Stet-France Telecom SA ADR         900       26,719
          Telefon De Argentina Spns'd ADR                    1,100       32,381
          Transp. Gas Del Sur. Spns'd ADR                    2,500       24,375
                                                                     ----------

          Total Argentina                                               178,380
                                                                     ----------


II        AUSTRALIA (1.9%)

          Australia & New Zealand Bank Group Ltd.          104,500      558,063
          Brambles Industries Ltd.                           8,500      183,383
          CSR Ltd.                                          62,100      130,601
          Coles Myer Ltd.                                   12,500       53,303
          Fosters Brewing Group Ltd.                        25,000       54,487
          Goodman Fielder Ltd.                              75,000       98,166
          Lend Lease Corp. Ltd.                             13,200      281,437
          North Limited                                     78,308      146,647
          QBE Insurance Group Ltd.                          12,500       45,529
          Southcorp Ltd.                                    20,000       55,636
          The News Corporation Ltd.                         51,700      333,138
          Westpac Banking Corp.                             18,000       98,994
                                                                     ----------

          Total Australia                                             2,039,384
                                                                     ----------


III       AUSTRIA (0.5%)
          Bank Austria AG                                    3,733      159,994
          Bau Holdings AG Pfd.                                 750       35,078
          EVN Energ-Versorg AG                                 600       89,592
          Flughafen Wien AG                                    900       36,698
          Mayr-Melnhof Karton AG                             1,000       45,028


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                            SHARES      VALUE
                                                           --------   ---------
          AUSTRIA- CONTINUED
          OMV AG                                                800   $  71,643
          VA Technologie AG                                     650      58,923
          Voest-Alpine Stahl AG                                 900      24,154
          Weinerberger Baustoffindustrie                        300      57,911
                                                                      ---------

          Total Austria                                                 579,021
                                                                      ---------


IV        BELGIUM (1.9%)

          Delhaize "Le Lion" SA NPV                           1,400     105,741
          Electrabel NPV                                      1,450     571,760
          Fortis                                              2,103     518,281
          Fortis Strip VVPR                                     133           8
          Genarale Banque NPV                                   290     100,899
          KBS Bancassurance Holding SA                        6,000     387,938
          Tractebel NPV                                       1,720     279,269
          Tractebel NPV Wts. (Ex. 11/30/99)                     400          81
          UCB NPV                                                20     102,117
                                                                      ---------

          Total Belgium                                               2,066,094
                                                                      ---------


V         BRAZIL (0.5%)

          Companhia Cervejaria Brahma Spns'd ADR              2,600      20,313
          Companhia Energetica Spns'd ADR                     3,671      79,844
        * Centrais Geradoras Sul Spns'd ADR                   1,880       8,460
          Centrais Electricas Pf'd. B ADR                     9,000      90,000
          Gerdau SA Pf'd                                   ,200,000      19,119
          Itaubanco Pfd. Reg'd                              200,000      94,499
          Telebras Spns'd. ADR                                3,400     234,600
                                                                      ---------

          Total Brazil                                                  546,835
                                                                      ---------


VI        CANADA (2.7%)

          Abitibi Consolidated Inc.                           7,500      65,850
          Alcan Aluminum Ltd.                                 4,000      93,750


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                            SHARES      VALUE
                                                           --------   ---------
          CANADA- CONTINUED
          BCE Inc.                                            8,000   $ 223,500
          Bank of Nova Scotia                                 8,000     131,044
          Bombardier Inc. Class B                            16,000     176,124
          Canadian Imperial Bank of Commerce                 14,500     271,245
        * Canadian Natural Resources                          7,000     114,664
          Cott Corp. Quebec                                  15,000      81,084
          Hudsons Bay Co.                                     7,500     103,935
          Imasco Ltd.                                        12,600     234,052
          Ipsco Inc.                                          3,750      67,078
          Maritime Teleg. & Telephone Ltd.                   11,000     223,431
          Northern Telecom                                    5,000     160,000
          Quebecor Inc. Class B                               5,000      95,826
          Royal Bank of Canada                                8,900     360,968
          Shell Canada Ltd. Class A                          13,000     203,152
          Telus Corp.                                         4,500      89,045
          Transcanada Pipelines Ltd.                         10,000     145,625
        * Wajax Ltd.                                         11,000      76,759
                                                                      ---------

          Total Canada                                                2,917,132
                                                                      ---------


VII.      DENMARK (1.2%)

          Aarhus Oliefabrik Class A                           2,700      99,843
          Carlsberg Class B                                   1,400      85,917
          D/S Svendborg Class B                                  20     185,680
          Den Danske Bank AF                                  2,200     249,252
          FLS Industries Class B                              1,500      31,629
          Novo-Nordisk AS Class B                             2,200     264,831
          Teledenmark Class B                                 3,500     347,521
          Tryg Baltica Forsikring                             1,800      46,735
                                                                      ---------

          Total Denmark                                               1,311,408
                                                                      ---------


VIII.     FINLAND (2.2%)

          Nokia Class A ADR                                  30,800   2,415,875
                                                                      ---------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                            SHARES     VALUE
                                                           --------  ----------
IX        FRANCE (8.3%)

          Accor                                               2,600  $  545,069
          AXA- UAP SA                                         5,000     457,643
          Banque Paribas Class A                             11,000     592,706
          Cap Gemini SA                                       2,000     306,166
          Casino Guichard Perrachon et Cie                   10,000   1,008,065
          Eridania Beghin Say SA                              2,280     425,914
          Essilor Int'l                                       1,000     367,542
          Eura France                                           300     146,232
          France Telecom SA                                  15,000     887,186
          L'Oreal                                             1,000     464,780
        * PSA Peugeot Citroen                                 2,510     428,126
          Renault SA                                         10,000     399,658
          Sanofi                                              5,000     735,084
          Scor                                                6,000     356,480
          Societe Nationale Elf Aquitaine                     4,880     601,641
          Elf Aquitane Spns'd ADR                             1,800     111,937
          St. Gobain                                          4,000     530,260
          Vivendi                                             3,400     676,991
          Vivendi Wts ( Ex. 5/2/2001)                         3,700       5,677
                                                                     ----------

          Total France                                                9,047,157
                                                                     ----------

X         GERMANY (10.6%)

          Aachener Und Munchener Beteil                       1,458     184,065
          Agiv AG                                            24,000     560,026
          Allianz AG                                          3,029     938,775
          BASF AG                                            23,500     890,029
          Bayerische Motoren Werke AG                           600     385,916
          BHF Bank                                           14,500     468,484
          Deutsche Bank AG                                    7,000     361,444
          Deutsche Pfandrief & Hypo Bank                      3,500     251,294
          Deutsche Telekom AG                                34,000   1,055,793
          Douglas Holdings New Shs                            1,000      57,558
          Douglas Holdings AG                                10,000     575,583
          Hannover Rueckversicherung                          3,500     435,576
          Mannesmann AG                                       9,000     823,885
          Phoenix AG                                         30,000     630,030
        * Sap AG Pf'd                                         3,000   1,423,400

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                         --------   -----------
          GERMANY- CONTINUED
          Viag AG                                           1,100   $   755,557
          Volkswagenwerk AG                                14,000     1,009,364
          Vossloh AG                                       27,000       715,649
                                                                    -----------

          Total Germany                                              11,522,428
                                                                    -----------


XI        GREECE (0.8%)

          Alpha Credit Bank                                 3,611       268,313
          Athens Medical Center                             4,200        69,999
          Attica Enterprises SA                             7,200        51,624
          Ergo Bank                                         2,367       190,672
          Goodys SA                                         2,200        53,395
          Hellenic Bottling Co.                             1,800        44,405
          Hellenic Telecom Organ                            5,000       119,789
          Proodeftiki                                       3,900         8,856
          Titan Cement                                      1,000        59,739
                                                                    -----------

          Total Greece                                                  866,792
                                                                    -----------


XII       HONG KONG / CHINA (1.5%)

          CLP Holdings Ltd.                                65,000       317,094
        * China Telecom Ltd. Class H                      250,000       392,011
          Dao Heng Bank                                   100,000       128,412
          Gold Peak Ind                                   299,000        50,936
          Gold Peak Ind. Wts (Ex.12/31/25)                 29,800           377
          Hong Kong & China Gas Wts. Exp. (Ex. 9/30/99)         3             0
          Hong Kong Electric                               55,000       188,811
          Hong Kong Telecommunications                     95,000       186,358
          Hutchison Whampoa                                36,000       190,024
        * JCG Holdings Ltd.                               300,000        53,817
          Vtech Holdings Ltd.                              30,000       119,636
                                                                    -----------

          Total Hong Kong / China                                     1,627,476
                                                                     -----------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                           SHARES       VALUE
                                                          ---------   ---------
XIII      HUNGARY (0.2%)

       ** Borsodchem Rt. GDR 144A                             1,100   $  21,863
          Magyar Olay Es. Gazipari                            5,600     108,618
          Matav Rt. Regd Shs                                 15,000      66,011
       ** OTP Bank Ltd. Spons GDR 144A                        1,500      42,938
                                                                      ---------

          Total Hungary                                                 239,430
                                                                      ---------


XIV       IRELAND (1.7%)

          Allied Irish Banks                                 54,500     798,212
          CRH Plc                                            30,000     378,856
        * Elan Corp Plc                                       4,000     288,250
          Greencore ADR                                      13,000      47,600
          Irish Life Plc                                     16,500     122,063
          Irish Permanent Plc                                 8,500     103,532
          Smurfit (Jefferson) Plc                            40,000      59,780
                                                                      ---------

          Total Ireland                                               1,798,293
                                                                      ---------


XV        ISRAEL (0.7%)

        * Bank Hapoalim                                      50,700     123,806
        * DSP Group Inc. ADR                                  4,700      69,325
        * ECI Telecom ADR                                     3,800      93,100
        * Formula Systems 1985 Ltd. ADR                       2,200      44,000
        * Gilat Satellite Networks Ltd. ADR                   2,800     126,000
          Koor Industries Ltd. ADR                            1,900      31,112
        * Nice Systems Ltd. Sponsored ADR                     1,500      22,125
        * PEC Israel Economic Corp. ADR                       3,500      89,688
          Tadiran Ltd. Sponsored ADR                          1,800      50,175
          Teva Pharmaceutical Industry Spns'd. ADR            2,900     109,838
                                                                      ---------

          Total Israel                                                  759,169
                                                                      ---------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                           SHARES     VALUE
                                                          ---------  ----------
XVI       ITALY (5.3%)

          Assicurazione Generali                             10,000  $  324,972
          Autostrade CEC Pf'd. B                             55,000     249,463
          BCA Communication Italiana                         60,000     360,374
          Danieli & Co.                                      10,000      62,059
          Danieli & Co. di Risp                               3,900      13,217
          Edison SpA                                         11,000      83,609
          ENI SpA                                           180,000   1,102,363
          Fiat SpA                                           98,650     251,931
          Fiat SpA di Risp                                   49,500      80,730
        * Instituto Banca San Paolo                          30,000     376,714
          Istituto Mobilaire Italiano                        34,000     448,546
          Instituto Nazionale delle Assicurazioni SpA       264,400     672,020
        * Luxottica Group Spns'd ADR                          5,500      61,531
          Montedison SpA                                    125,000     119,368
          Telecom Italia SpA                                 90,022     619,686
          Telecom Italia SpA Non Conv                        58,139     277,774
          Telecom Italia Mobile SpA                         100,000     582,166
                                                                     ----------

          Total Italy                                                 5,686,523
                                                                     ----------


XVII      JAPAN (10.6%)

          Alpine Electronics                                 35,000     358,948
          Bank of Tokyo-Mitsubishi                           55,000     353,548
          Daiichi Pharmaceutical                             15,000     201,220
          Daiwa House Ind. Co.                               40,000     364,384
          Fuji Photo Film Co.                                 8,000     276,227
        * Honda Motor Co.                                    56,000   1,707,317
          Kirin Brewery Co. Ltd.                             50,000     401,117
          Kyocera Corp.                                      10,000     437,849
          Makino Milling Machine                             75,000     435,278
        * Matsushita Communications                          10,000     359,976
          Mitsui Chemicals                                  150,000     430,870
          Mos Food Services                                  30,000     363,650
          Nichicon Corp.                                     25,000     305,796
          Nintendo Co.                                        5,000     471,643
        * Nippon Tel. and Tel                                    92     672,495
          Nissho Iwai                                       220,000     142,227

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                          SHARES        VALUE
                                                         ---------   ----------
          JAPAN- CONTINUED
          Sankyo Co. Ltd.                                   15,000   $  332,795
          Sanwa Bank Ltd.                                   85,000      446,481
          Snow Brand Milk                                  115,000      348,920
          SoftBank Corp.                                     5,000      205,701
        * Sony Corp.                                        13,000      906,333
          SunDrug Co. Ltd.                                     400        5,142
          Takefuji Corp.                                     7,000      353,805
          Tokyo Electric Power                              30,070      576,570
          Tostem Corp.                                      25,000      341,610
          Uniden Corp.                                      80,000      662,357
                                                                     ----------

          Total Japan                                                11,462,259
                                                                     ----------


XVIII     MALAYSIA (0.1%)***
          Genting Berhad                                    15,000       27,829
          Malayan Banking Berhad                            16,000       16,590
          Telekom Malaysia                                  35,000       55,263
          Tenaga Nasional                                   21,000       20,226
                                                                     ----------

          Total Malaysia                                                119,908
                                                                     ----------


XIX       MEXICO (1.0%)

          Alfa SA de CV Class A                              6,500       15,947
        * Carso Global Telecom                              19,726       46,073
          Cemex Spns'd. ADR                                  9,200       46,000
        * Cifra SA de CV ADR                                 4,216       50,329
          Desc. SA de CV Spns'd ADR                          1,515       20,831
          Empresas ICA Soc. Controladora                    50,000       47,105
        * Empressa La Moderna ADR                            5,500      133,719
          Nacional De Drogas SA de CV Class L               20,000        8,047
          Panamerican Beverages Class A ADR                  2,000       35,625
          Sistema Argos B                                   43,000       34,602
        * Soriana SA Series B                               65,000      156,281
          Telefonos de Mexico Series L ADR                  10,600      469,050
                                                                     ----------

          Total Mexico                                                1,063,609
                                                                     ----------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                        ---------   -----------
XX        NETHERLANDS (7.1%)

          ABN-AMRO Holdings NV                             30,000   $   510,862
          Aegon NV                                          7,700       609,857
          Fortis Amev NV                                    6,000       336,755
        * Getronics NV                                     10,300       467,176
          Heineken NV                                       7,000       337,922
          ING Groep NV                                     22,050       993,101
          Koninklijke Numico NV                            13,000       442,057
          OCE - Van Der Grinten NV                         15,000       505,292
          Royal Dutch Petroleum                            29,600     1,468,184
          Samas Groep NV                                   24,100     1,192,822
          Verenigd Bezit VNU Haarlem                       20,000       825,442
                                                                    -----------

          Total Netherlands                                           7,689,470
                                                                    -----------

          NEW ZEALAND (0.1%)
          Flecther Challenge Buildings                     15,000        14,414
          Telecom Corp. of New Zealand                     23,000        88,063
                                                                    -----------

          Total New Zealand                                             102,477
                                                                    -----------


XXI       NORWAY (0.7%)

          Bergesen dy AS A                                  4,000        56,742
          Den Norske Bank AS                               38,100       119,418
          Elkem A/S                                         2,500        27,696
          Kvaerner Industrier                               1,900        24,129
          Norsk Hydro AS                                    3,300       120,151
          Norske Skogindustier Class A                      3,000        75,183
          Nycomed Amersham AS A                            18,350       117,261
          Orkla A/S                                         3,200        43,665
        * Petroleum Geo Service                             3,200        52,311
          Saga Petroleum Class A                            5,600        57,499
        * Storebrand A/S                                    4,500        31,005
                                                                    -----------

          Total Norway                                                  725,060
                                                                    -----------
                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                             SHARES     VALUE
                                                             -------   --------
XXII      PHILIPPINES (0.1%)

        * Cosmos Bottling Corp.                              316,800   $ 23,896
        * DMCI Holdings Inc.                                  50,800      1,022
          Davao Union Cement Corp.                            37,138        416
        * Empire East Land Inc.                              225,600      1,057
          Far East Bank & Trust                               16,200     12,775
        * Fortune Cement Corp.                                57,937      1,986
          Manila Electric Class B                              5,343     10,197
        * Mondragon Int'l. Philippines Inc.                  120,960        650
          Philippine Long Distance Telephone                   3,400     71,497
        * Philippine National Bank                             1,500      1,046
                                                                       --------

          Total Philippines                                             124,542
                                                                       --------


XXIII     POLAND (0.7%)

          Big Bank Gdanski SA                                430,000    373,076
          Debica SA Class A                                    1,000     17,353
          Elektrim SA                                         13,700    138,802
          Mostostal Export SA                                 25,000     23,090
          Mostostal Zabrze-Holding SA                          7,000     26,448
        * Okocimskie Zaklady Piwowarskie                       3,500     24,489
          Polifarb Cieszyn                                    14,300     20,011
        * Stalex Port A Shares                                20,000    102,435
                                                                       --------

          Total Poland                                                  725,704
                                                                       --------


XXIV      PORTUGAL (1.1%)

          Banco Pinto & Sotto Mayor                           12,485    202,619
          BPI SGPS SA                                          7,000    192,847
          Electric de Portugal Spns'd ADR                      7,000    316,750
          Jeronimo Martins, SGPS, SA                           3,996    135,223
          Estabel Jeronimo Bonus Rights (No Expiration)            1         51
        * Mundial Confianca                                    7,500    154,114
          Portugal Telecom Spns'd ADR                            900     32,400

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                            SHARES       VALUE
                                                           ---------  ---------
          PORTUGAL- CONTINUED
          Portugal Telecom SA                                 1,800   $  65,444
          Somague                                             2,343      14,341
                                                                      ---------

          Total Portugal                                              1,113,789
                                                                      ---------


XXV       SINGAPORE (0.8%)

        * Creative Technology Ltd.                            4,500      41,402
          Development Bank of Singapore (Fgn. Reg'd.)        12,450      50,252
          Elec. & Eltek International                         7,700      38,192
          GP (Gold  Peak) Batteries Int'l                    15,000      19,410
        * Jardine Strategic                                  16,000      17,600
          Keppel Land Ltd.                                   60,000      25,999
          Lindeteves Jacoberg Ltd.                           54,000      34,297
        * Natsteel Electronics                               35,000      76,868
          Omni Industries Ltd.                              155,000      33,121
          Overseas Chinese Bank (Fgn. Reg'd.)                20,200      50,839
          Singapore Airlines Ltd. (Fgn. Reg'd.)               8,000      43,925
          Singapore Technologies Engineering Ltd.           150,539     144,757
          Singapore Telecom                                 102,000     170,737
          United Overseas Land Wts. (Ex. 5/28/01)            10,000         475
          Want Want Holdings                                 50,400      39,060
          Wong Circuits Ltd.                                100,000      46,000
                                                                      ---------

          Total Singapore                                               832,934
                                                                      ---------


XXVI      SOUTH KOREA (0.6%)

        * Daeho Construction                                    125         222
        * Dongwon Securities                                 11,200      42,360
          Korea Electric Power Corp.                          9,000     124,897
          Hankook Tire Manufacturing                         24,000      45,040
        * Nhong Shim                                          2,000      79,094
          Pohang Iron & Steel                                 5,520     175,036
          Pusan City Gas                                      3,010      51,943
          Samsung Electronics                                 4,000     109,294
                                                                      ---------

          Total South Korea                                             627,886
                                                                      ---------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                         --------   ------------
XXVII     SPAIN (4.2%)

          Aceralia SA                                      12,500   $   105,146
          Argentaria Corporation                           40,000       795,411
          Autopistas C.E.S.A                                9,371       143,139
          Banco de Santander SA                            30,000       454,018
          Corporation Mapfre Reg'd                          5,000        99,426
          Iberdrola SA                                     40,000       667,300
          Repsol SA                                        12,000       506,810
          Sevillana de Electricidad                        86,000     1,004,892
          Telefonica de Espana SA                          20,209       736,864
                                                                    -----------

          Total Spain                                                 4,513,006
                                                                    -----------


XXVIII    SWEDEN (1.4%)

          Astra AB Series A                                13,716       234,596
          Electrolux AB Series B Free                      10,000       131,470
          Ericsson (L M) Telecom Series B Free             22,800       430,710
        * Netcom Systems AB B                               7,100       238,343
          Nordbanken Holdings AB                           33,600       192,992
          Scania AB Wts. (Ex. 6/4/99)                       5,100         1,595
          Svenska Handelsbanken Series A                    5,200       195,137
          Volvo AB Class B Free                             4,650       113,958
                                                                    -----------

          Total Sweden                                                1,538,801
                                                                    -----------


XXIX      SWITZERLAND (7.6%)

          Credit Suisse Group                               1,600       176,840
          Danzas Holding AG                                 1,800       450,553
          Julius Baer Holdings                                470     1,103,446
          Nestle SA (Reg'd.)                                  500       994,727
          Novartis AG (Reg'd.)                                650     1,041,934
          Roche Holdings Genusscheine                         248     2,669,364

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                           SHARES        VALUE
                                                          --------   ----------
          SWITZERLAND- CONTINUED
          Swiss Reinsurance (Reg'd.)                           449   $  890,345
          UBS AG (Reg'd.)                                    4,601      897,399
                                                                     ----------

          Total Switzerland                                           8,224,608
                                                                     ----------


XXX       TAIWAN (0.0%)

          Bank Sinopac                                       3,609        1,543
        * China Development Corp.                           15,225       27,018
                                                                     ----------

          Total Taiwan                                                   28,561
                                                                     ----------


XXXI      THAILAND (0.4%)

          Advanced Information Services (Fgn. Reg'd)         6,500       37,162
        * Bangchak Petroleum (Fgn. Reg'd)                  150,000       21,629
          Bangkok Bank (Fgn. Reg'd)                         38,900       36,902
          Electricity Generating (Fgn. Reg'd)               30,000       71,718
          Industrial Finance (Fgn. Reg'd)                  120,400       23,757
          Krung Thai Bank Pub Co. Ltd. (Fgn. Reg'd)        216,600       36,164
        * Lanna Lignite PCL Ltd. (Fgn. Reg'd)               29,000       23,109
          PTT Exploration (Fgn. Reg'd)                       5,500       48,419
        * Shinawatra Comp & Comm Pcl (Fgn. Reg'd)            6,900       21,295
        * Siam Cement PCL (Fgn. Reg'd)                       9,400       90,362
        * Tipco Asphalt Public Co. (Fgn. Reg'd)             21,000       14,742
        * United Communication Industries (Fgn. Reg'd)      41,500       12,860
                                                                     ----------

          Total Thailand                                                438,119
                                                                     ----------


XXXII     TURKEY (0.5%)

          Adana Cimento Sanayi                          13,680,000       55,436
          Akbank                                         2,400,000       33,716
          Carsi Buyuk Magazacilik                        1,298,000       66,626
        * Dogan Holdings                                 3,000,000      108,063
        * Eczacibasi Ilac                                1,000,000       18,191
        * Eregli Demir Ve Celik                            520,000       38,867

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                        ----------   ----------
          TURKEY- CONTINUED
          Finansbank                                    12,708,587   $   76,678
        * Hurriyet Gazette                                     750           11
        * Netas Telekomunik                                200,000        5,547
        * Net Holdings AS                                5,100,000       22,504
        * Vestel Electronik Sanayai                      1,579,000      145,037
          Yapi Kredi Bank                                2,600,000       29,501
          Yapi Kredi Bankasi Receipts                    2,054,000       20,347
                                                                     ----------

          Total Turkey                                                  620,524
                                                                     ----------


XXXIII    UNITED KINGDOM (18.1%)

          Allied Zurich Plc                                 37,500      383,640
          BG Plc                                           176,411    1,226,153
          British Airways                                   60,000      367,070
          British American Tobacco                          37,500      279,286
          British Petroleum                                 80,000    1,220,849
          British Telecom                                  210,000    2,781,476
          CGU                                               42,785      662,743
          Diageo Plc                                        97,000      892,618
          Glaxo Wellcome Plc                                43,000    1,270,030
          Great Universal Stores Plc                        30,000      341,579
          HSBC Holdings                                     70,000    1,310,917
          Ladbroke Group                                   120,000      446,602
          Lloyds TSB Group                                  90,000    1,000,267
          National Westminster Bank                         85,000    1,140,540
          Norwich Union Plc                                 90,000      696,669
          Prudential Corp.                                  45,000      653,944
          Reuters Group Plc                                 42,000      353,305
          Rolls-Royce Ord                                  165,000      569,214
          Scottish Power Plc                                60,000      582,857
          Shell Transport & Trading (Reg'd)                120,000      726,494
          Smithkline Beecham Plc                           130,928    1,455,655
          Unilever                                         150,000    1,283,472
                                                                     ----------

          Total United Kingdom                                       19,645,380
                                                                     ----------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------


          TOTAL INVESTMENTS  (95.3%)
          (IDENTIFIED COST $98,325,179)                           $ 103,198,034

          OTHER ASSETS LESS LIABILITIES (4.7%)                        5,099,060
                                                                   ------------

          NET ASSETS  (100.0%)                                    $ 108,297,094
                                                                   ============



--------------------------------------------------------
*    Non-income producing security
** Exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 1998, these securities were valued at $64,801, or 0.06% of Net Assets.
*** Proceeds from the sale of these securities are restircted from repatriation by the government of Malaysia for a period of one year and have been deemed to be illiquid securities.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY INDUSTRY
SEPTEMBER 30, 1998
UNAUDITED
--------------------------------------------------------------------------------

                                                                  PERCENT OF
INDUSTRY                                                          NET ASSETS
--------                                                          ----------

Aerospace                                                            0.69%
Airline                                                              0.38
Appliances and Household Products                                    1.12
Automobile                                                           3.32
Banking                                                             15.74
Beverages and Tobacco                                                2.30
Broadcasting and Publishing                                          1.16
Building Materials & Components                                      1.58
Business Services                                                    4.44
Chemicals                                                            1.61
Construction and Housing                                             0.40
Data Products                                                        0.77
Electrical and Electronics                                           4.74
Electronic Components and Instruments                                1.91
Energy Sources                                                       6.01
Finance/Financial Services                                           1.81
Food and Housing Products                                            2.34
Health and Personal Care                                             9.06
Industrial Components                                                0.70
Insurance                                                            7.45
Leisure                                                              0.96
Machinery                                                            0.74
Materials                                                            0.04
Merchandising                                                        2.39
Multi-Industry                                                       3.50
Oil                                                                  0.25
Other Industries                                                     0.07
Paper & Allied Products                                              0.19
Real Estate                                                          0.29
Recreation                                                           0.26
Retail                                                               0.06
Shipping                                                             0.57
Steel                                                                0.51
Telecommunications                                                  11.38
Textiles                                                             0.44
Utilities                                                            5.43
Wholesale and International                                          0.69
Other Assets Less Liabilities                                        4.70
                                                                  -------

NET ASSETS                                                         100.00 %
                                                                  =======

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

ASSETS

Investments, at value
      (Identified cost $98,325,179)                                 $103,198,034
Foreign currency, at value
      (Identified cost $149,072)                                         150,784
Cash                                                                   3,856,407
Receivables:
      Investment securities sold                      $12,142,910
      Dividend, interest and recoverable
          foreign taxes receivable                        379,542
      Fund shares sold                                      3,288     12,525,740
                                                      -----------
Prepaid expenses                                                           6,802
                                                                    ------------

      Total assets                                                   119,737,767
                                                                    ------------

LIABILITIES

Payables:
      Portfolio securities purchased                   10,649,767
      Unrealized loss on forward currency
          contracts (Note 5)                              500,285     11,150,052
                                                       ----------
Accrued management fees (Note 3)                                          98,403
Other accrued expenses                                                   192,218
                                                                    ------------

      Total liabilities                                               11,440,673
                                                                    ------------

Net assets (equivalent to $5.92 per share of $.0001
      par value capital stock, representing the
      offering and redemption price for 18,296,820
      shares outstanding, 100,000,000 shares authorized)            $108,297,094
                                                                    ============


Net assets consist of:
      Capital paid in                                               $ 94,681,431
      Distributions of net investment income                             838,984
      Accumulated net realized gain on investments
         and foreign currency transactions                             8,345,516
      Unrealized appreciation (depreciation) on:
         Investments                                  $ 4,872,855
         Foreign currency                                (441,692)     4,431,163
                                                      -----------   ------------

                                                                    $108,297,094
                                                                    ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

INVESTMENT INCOME
      Dividends (net of foreign taxes withheld of $304,493)        $  2,501,724
      Interest                                                           75,042
                                                                   ------------
                                                                      2,576,766

EXPENSES
      Advisory fees (See note 3)                     $ 1,280,698
      Custodian fees                                     466,363
      Audit and legal fees                                80,294
      Transfer agent fees                                 39,384
      Administrative fees (See note 3)                    32,109
      Directors' fees and expenses                        20,045
      Insurance                                            6,468
      Printing fees                                        2,104
      Registration fees                                    8,145
      Miscellaneous expenses                              12,231
                                                     -----------
         Total expenses                                               1,947,841
                                                                   ------------

         Less:  Fees paid indirectly (See note 1)                       (39,091)
         Net expenses                                                 1,908,750
                                                                   ------------

         Net investment income                                          668,016
                                                                   ------------


REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS AND FOREIGN CURRENCY

      Net realized gain on investments                                9,273,505
      Net change in unrealized gain/(loss) on investments           (21,932,140)
                                                                   ------------

         Net loss on investments                                    (12,658,635)
                                                                   ------------

      Net realized gain on foreign currency                             116,379
      Net change in unrealized loss on foreign currency
         and foreign currency denominated assets and
         liabilities                                                   (480,491)
                                                                   ------------

         Net loss on foreign currency                                  (364,112)
                                                                   ------------

         Net loss on investments and foreign currency               (13,022,747)
                                                                   ------------

      Net decrease in net assets resulting from operations         $(12,354,731)
                                                                   ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            For the year ended   For the year ended
INCREASE (DECREASE) IN NET ASSETS                           September 30, 1998   September 30, 1997
                                                            ------------------   ------------------

Operations:
   Net investment income                                      $     668,016        $     976,335
   Net realized gain on investments                               9,273,505            3,125,965
   Net unrealized gain (loss) on investments                    (21,932,140)          20,077,608
   Net realized gain on foreign currency                            116,379              960,151
   Net unrealized (loss) on foreign currency and
      foreign currency denominated assets and liabilities          (480,491)            (108,499)
                                                              -------------        -------------

   Net increase (decrease) resulting from operations            (12,354,731)          25,031,560
                                                              -------------        -------------

Distributions to shareholders:
   From net investment income                                    (2,726,489)            (953,051)
   From net realized gains                                       (2,787,529)          (6,861,964)
                                                              -------------        -------------

   Total distributions                                           (5,514,018)          (7,815,015)
                                                              -------------        -------------

Fund share transactions:
   Proceeds from shares sold                                     11,431,649           31,629,863
   Net asset value of shares issued on
      reinvestment of distributions                               4,451,069            6,244,045
   Cost of shares redeemed                                      (28,936,849)         (16,252,271)
                                                              -------------        -------------

   Net increase (decrease) resulting from Fund share
      transactions                                              (13,054,131)          21,621,637
                                                              -------------        -------------

   Net increase (decrease)                                      (30,922,880)          38,838,182


NET ASSETS
   Beginning of period                                          139,219,974          100,381,792
                                                              -------------        -------------
   End of period (including undistributed
      net investment income of $838,984 and
      $1,778,778 respectively)                                $ 108,297,094        $ 139,219,974
                                                              =============        =============

NUMBER OF FUND SHARES
   Sold                                                           1,676,106            5,086,504
   Issued on reinvestment of distributions                          712,171            1,067,358
   Redeemed                                                      (4,240,657)          (2,586,268)
                                                              -------------        -------------

   Net increase (decrease)                                       (1,852,380)           3,567,594
                                                              =============        =============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                                            For the years ended September 30,
                                                 ----------------------------------------------------

                                                   1998       1997       1996       1995       1994
                                                   ----       ----       ----       ----       ----
Net Asset Value, Beginning of Period             $   6.91   $   6.05   $   6.00   $   6.10   $   5.66
                                                 --------   --------   --------   --------   --------

   INCOME FROM INVESTMENT OPERATIONS:
                                                         3          3                     1
      Net Investment Income                          0.09       0.04       0.05       0.06       0.01

      Net Realized/Unrealized Gain (Loss) on                                              2
          Securities and Foreign Currency           (0.81)      1.23       0.37       0.06       0.43
                                                 --------   --------   --------   --------   --------

      Total from Investment Operations              (0.72)      1.27       0.42       0.12       0.44
                                                 --------   --------   --------   --------   --------

   LESS DISTRIBUTIONS:

      Net Investment Income                         (0.13)     (0.05)     (0.06)        --         --

      Capital Gains                                 (0.14)     (0.36)     (0.31)     (0.22)        --
                                                 --------   --------   --------   --------   --------

      Total Distributions                           (0.27)     (0.41)     (0.37)     (0.22)        --
                                                 --------   --------   --------   --------   --------

   Net Asset Value, End of Period                $   5.92   $   6.91   $   6.05   $   6.00   $   6.10
                                                 ========   ========   ========   ========   ========

   TOTAL RETURN                                    -10.61%     22.22%      7.33%      2.13%      7.77%

   RATIOS/SUPPLEMENTAL DATA:

      Net Assets, End of Period (000's)          $108,297   $139,220   $100,382   $108,210   $204,788


      Ratio of Expenses to Average Net Assets:
         Before Expenses Paid Indirectly             1.44%      1.44%      1.54%      1.53%      1.39%
         After Expenses Paid Indirectly              1.41%      1.44%      1.54%      1.53%      1.39%


      Ratio of Net Investment Income to
         Average Net Assets                          0.49%      0.79%      0.78%      0.97%      0.29%

      Portfolio Turnover Rate                          78%        67%       103%       174%       176%

---------------------------

   1. 1995 amounts are computed on the basis of average shares outstanding.

   2. The amount shown for each share outstanding may not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of purchases and redemptions of shares in relation to the fluctuating market value of the portfolio.

   3. Net investment income per share has been computed before adjustments for book/tax differences.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION
Each listed investment security is valued at the closing price thereof reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or in the absence of such prices, as determined in good faith by, or under procedures determined by, the Board of Directors of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
Investment security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividend. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

The Fund had entered into an agreement with Brown Brothers Harriman & Co. (the "Custodian") where the daily interest earned from the Fund's cash balance would be applied as a credit to the custody fees for the Fund on a quarterly basis. For the year ended September 30, 1998, the Fund earned $39,091 in such credits.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
For the year ended September 30, 1998, purchases and sales of securities,  other
than  short-term   investments,   aggregated   $102,993,040  and   $123,963,327,
respectively. There were no purchases or sales of U.S. Government obligations.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services, under which the Advisor receives a fee, payable monthly, at the annual rate of 0.95% of the average net assets of the Fund. Advisory fees paid on shares of the Fund are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred in attending such meetings.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 - TAX BASIS APPRECIATION
Unrealized appreciation (depreciation) at September 30, 1998, based on the cost of securities for federal income tax purposes of $98,962,844, consists of:

             Gross unrealized appreciation               $   16,335,444
             Gross unrealized depreciation                  (12,100,254)
                                                         --------------

             Net unrealized appreciation                 $    4,235,190
                                                         ==============


NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS
At September 30, 1998 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1998 were as follows:



     Currency               Currency      Delivery             Unrealized
    Receivable            Deliverable       Date     Appreciation/(depreciation)
    ----------            -----------     --------   ---------------------------

(pound)1,516,190      $      2,500,000    10/06/98                       $75,275

         529,703    (Y)     74,007,500    10/06/98                      (14,338)

       1,970,297    (Y)    275,280,000    10/06/98                      (29,703)

       2,500,000    FF      15,131,500    10/08/98                     (172,513)

       2,060,490    BEF     75,620,000    10/23/98                     (113,123)

       1,237,083    CHF      1,855,625    10/23/98                     (107,187)

       1,400,000    (Y)    197,624,000    11/04/98                      (85,448)

         500,000    MEX      5,442,500    11/09/98                      (20,067)

       3,000,000    DM       5,361,780    11/17/98                      (13,420)

         421,850    DKr      2,800,917    12/03/98                      (19,761)
                                                                      ---------

                                                                      ($500,285)
                                                                      =========


                                CURRENCY LEGEND:


BEF          - Belgian Franc            FF           - French Franc
CHF          - Swiss Franc              MEX          - Mexican Peso
Dkr          - Danish Krona             (pound)      - British Sterling
DM           - Deutsche Mark            (y)          - Japanese Yen
                                        $            - U.S. Dollars

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Equity Fund (the "Fund") (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers and application of alternative procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
San Francisco, California
November 18, 1998

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------


Federal Income Tax Information: (Unaudited)

For the fiscal year ended September 30, 1998, the Fund accrued foreign source income of $2,807,188 and the Fund accrued foreign taxes amounting to $304,493, which are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1998.

November 30, 1998





Dear Shareholder:

We are pleased to present your September 30, 1998, annual shareholders' report for the Bailard, Biehl & Kaiser International Bond Fund. It includes a review of the Fund's performance and our outlook for the months ahead.


PERFORMANCE AND MARKET REVIEW

The fiscal year ended on a volatile note as global bonds rallied and the dollar declined during a tumultuous 1998 third quarter. The catalyst for much of the market volatility was Russia's declaration of a debt moratorium and effective ruble devaluation on August 17th. Other emerging markets were not immune to the fallout from Russia. Malaysia imposed capital controls to combat growing pressure on its currency. Both Hong Kong and Brazil endured significant pressures to devalue their respective currencies. Investors shunned high-risk investments, particularly emerging markets and equities, in favor of the bonds and cash of the developed markets.

Foreign bonds performed well over the year. European bonds, in particular, posted strong local currency returns over the period. U.K. bonds returned almost 18%. The rest of Europe had returns close to 11%. Japan returned (8%) and the dollar-bloc countries, Canada (9%) and Australia (10%), lagged behind the European returns.(1) On a dollar basis, the return differential was even wider. Most European currencies gained between 5% and 6% against the dollar. However, the dollar rose sharply against the Japanese yen, Canadian dollar and Australia dollar, creating significantly negative dollar-based returns. For the year ended September 30, 1998, the Bailard, Biehl & Kaiser International Bond Fund returned 8.75%.(2)

The Fund benefitted from overweighting the U.K. market, as it had the strongest currency and bond returns over the year. Conversely, our overweight positions in Australia and Canada, two other high real-yield countries, subtracted from our relative performance. The general widening of credit spreads in August and September extended to some of the high-quality bonds we own and was a modest drag on performance as well.

MARKET OUTLOOK

Once convergence to the Euro is completed, the European Central Bank (ECB) may well have economic justification to lower rates. Even with the uncertain impact of recent global developments, there are already increasing signs of slowing growth. Rapid inventory building has contributed to growth recently but will limit future growth prospects. Inflation remains subdued. The deflationary impulses from Asia are evident in Europe as well. Still, European central bankers are eager to establish their independence and will avoid even the perception of government interference. Thus, they may well delay rate lowering interest rates to underscore this independence.

Despite yet another fiscal stimulus package, the Japanese economy shows little sign of improvement. Against a soft economic backdrop, deflation remains a greater risk than inflation. The banking crisis urgently needs to be resolved. Unfortunately, the Japanese government has yet to tackle the problem. Nominal yields of less than 1% continue to make Japanese bonds unattractive relative to other bond markets. We expect to maintain an underweight position in Japanese bonds.

The debut of the single European currency (Euro) should not have a significant impact on how we manage the European bonds in our portfolio. We have expected the Euro to go off as planned and have already been managing the bonds of the Euro-qualified countries from a single currency perspective. The emergence of the Euro will likely be greeted by optimism initially. The Euro may not become a prominent reserve currency as soon as some hope. Nevertheless, such expectations will bolster underlying support for the Euro and limit dollar strength.

CONCLUSION

Going forward, we again expect moderate international bond returns. Bond yields are already low enough that it is unlikely that we will see dramatic capital gains. Real yields (nominal yield less inflation) are also low relative to historic levels. However, the current inflation environment is favorable and declining inflation expectations could eventually justify lower nominal and real yields.

We appreciate the opportunity to manage your international bond investments and look forward to continued success. If you have any questions, please call us at
(800) 882-8383.

Sincerely,


/s/ Peter M. Hill                           /s/ Burnice E. Sparks, Jr.
Peter M. Hill                               Burnice E. Sparks, Jr., CFA
Chairman                                    President

--------

(1) The performance data quoted represents past performance and is no indication of future results.

(2) Average annual total returns for investment periods ended September 30, 1998: 3 months: 5.55%; 6 months: 6.67%; 12 months: 8.75%; 5 years: 3.90%
annualized; Since Inception (10/1/90): 6.40% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.75%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                 (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                      October 1, 1990 - September 30, 1998


            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.




                         BB&K International     Salomon Bros. World
                              Bond Fund           Government Bond
                         ------------------     -------------------

             Sep-90           $10,000                 $10,000
             Sep-91           $11,012                 $11,409
             Sep-92           $12,381                 $12,338
             Sep-93           $13,563                 $13,736
             Sep-94           $11,135                 $13,544
             Sep-95           $13,066                 $15,758
             Sep-96           $14,284                 $17,500
             Sep-97           $15,105                 $19,602
             Sep-98           $16,427                 $22,294


                          Average Annual Total Return *

                    1 Year          5 Year           Since Inception
                    ------          ------           ---------------
                     8.75%           3.91%               6.40%



The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund since October 1, 1990. The graph shows the cumulative return of the Bailard, Biehl & Kaiser International Bond Fund and the Salomon Brothers World Government 10 country, non-U.S. bond index, fully hedged. The index, which measures the performance of the government bonds of ten countries, is given on a fully hedged basis. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund would have grown to $16,427 by September 30, 1998.



* As required by the Securities & Exchange Commission, these figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through September 30, 1993. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.75%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                       PAR VALUE        VALUE
                                                      -----------     ---------

SENIOR SECURITIES  (94.5%)

AUSTRALIAN DOLLAR  (1.3%)
        KFW International Finance Inc.
              9.125%  07/26/05                  A$      1,000,000     $  708,638
                                                                      ----------


BELGIUM FRANC  (3.4%)
        Kingdom of Belgium
              8.750%  06/25/02                 BEF     14,000,000        476,552

        Kingdom of Belgium
              7.000%  05/15/06                 BEF     40,000,000      1,380,841
                                                                      ----------

Total Belgium Franc                                                    1,857,393
                                                                      ----------


BRITISH POUND  (13.1%)
        United Kingdom Treasury
              9.750%  08/27/02              (pound)       500,000        980,341

        Republic of Austria
              9.000%  07/22/04              (pound)     1,750,000      3,415,599

        Glaxo Wellcome Plc.
              8.750%  12/01/05              (pound)       800,000      1,550,812

        Tesco Plc.
              7.500%  07/30/07              (pound)       300,000        554,891

        Quebec Province
              8.625%  11/04/11              (pound)       350,000        707,209
                                                                      ----------

Total British Pound                                                    7,208,852
                                                                      ----------


CANADIAN DOLLAR  (5.3%)

        Kingdom of Sweden
              8.000%   05/12/03                 C$        600,000        437,620


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                       PAR VALUE        VALUE
                                                       ---------     -----------
CANADIAN- CONTINUED
        Province of British Columbia
              7.750% 06/16/03                   C$      1,150,000    $   836,941

        Government of Canada
              6.000%  06/01/08                  C$      2,300,000      1,627,421
                                                                     -----------

Total Canadian Dollar                                                  2,901,982
                                                                     -----------


CZECH CROWN (1.0%)
        Generale Electric
             13.500%  10/01/99                  CZK    16,000,000        529,739
                                                                     -----------


DANISH KRONER  (3.4%)
        Kingdom of Denmark
              9.000%  11/15/00                  DKr     3,750,000        643,489

        Kingdom of Denmark
              8.000%  03/15/06                  DKr     6,400,000      1,219,273
                                                                     -----------

Total Danish Kroner                                                    1,862,762
                                                                     -----------


FINNISH MARKKA (0.9%)
        Republic of Finland
              9.500%  03/15/04                  FIM     2,000,000        498,314
                                                                     -----------


FRENCH FRANC  (12.8%)
        Government of France (O.A.T.)
              7.750%  04/12/00                  FF      7,700,000      1,459,579

        Government of France (O.A.T.)
              6.750%  10/25/03                  FF      8,500,000      1,730,544

        McDonalds
              6.750%  07/24/06                  FF     10,000,000      2,086,381


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                         PAR VALUE      VALUE
                                                         ---------   -----------
FRENCH FRANC- CONTINUED
        Government of France (O.A.T.)
              5.500% 10/25/07                   FF       9,000,000   $ 1,782,722
                                                                     -----------

Total French Franc                                                     7,059,226
                                                                     -----------


GERMAN MARK  (17.2%)
        Federal Republic of Germany
              8.375%  05/21/01                  DM       3,700,000     2,479,234

        European Investment Bank
              7.500%  11/04/02                  DM       1,300,000       886,631

        LKB Baden Wurttemburg
              6.625% 08/20/03                   DM       1,100,000       734,555

        Republic of Germany
              6.875%  05/12/05                  DM       3,500,000     2,453,654

        Germany/Deutschland Bundsrepublk
              5.250%  01/04/08                  DM       2,300,000     1,512,783

        Federal Republic of Germany
              6.000%  06/20/16                  DM       2,000,000     1,408,442
                                                                     -----------

Total German Mark                                                      9,475,299
                                                                     -----------


ITALIAN LIRA  (9.4%)
        Abbey National Treasury Services Plc.
              6.000%  08/08/02                  ITL  3,600,000,000     2,349,929

        Republic of Italy
              9.500%  02/01/06                  ITL  3,500,000,000     2,811,734
                                                                     -----------

Total Italian Lira                                                     5,161,663
                                                                     -----------

JAPANESE YEN  (9.0%)
        Japan Development Bank
              6.500%  09/20/01                 (Y)     158,000,000     1,362,941

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------
                                                         PAR VALUE      VALUE
                                                        -----------  -----------
JAPANESE YEN- CONTINUED
        Kingdom of Spain
              4.625% 07/22/04                  (Y)      55,000,000   $   493,069

        International Bank For
          Reconstruction & Development
              4.750%  12/20/04                 (Y)     113,000,000     1,031,295

        Asian Development Bank
              3.125%  06/29/05                 (Y)     250,000,000     2,099,618
                                                                     -----------

Total Japanese Yen                                                     4,986,923
                                                                     -----------

NETHERLANDS GUILDER  (5.3%)
        Government of the Netherlands
              8.500%  03/15/01                  NLG      1,500,000       886,107

        Government of the Netherlands
              7.750%  03/01/05                  NLG      3,150,000     2,035,147
                                                                     -----------

Total Netherlands Guilder                                              2,921,254
                                                                     -----------

NEW ZEALAND DOLLAR (2.5%)
        International Bank For
          Reconstruction & Development
              7.250%  04/09/01                  NZD      1,250,000       639,914

        International Bank For
          Reconstruction & Development
              7.250%  05/27/03                  NZD      1,400,000       726,255
                                                                     -----------

Total New Zealand Dollar                                               1,366,169
                                                                     -----------

NORWEGIAN KRONER (1.9%)
        Kingdom of Norway
              5.750%  11/30/04                  NOK      7,500,000     1,031,340
                                                                     -----------


SPANISH PESETA  (3.3%)
        Government of Spain
              7.400%  07/30/99                  ESP     90,000,000       653,152

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                      PAR VALUE         VALUE
                                                     -----------    ------------
SPANISH PESETA- CONTINUED
        Government of Spain
              10.000% 02/28/05                ESP    125,000,000    $  1,174,286
                                                                    ------------

Total   Spanish Peseta                                                 1,827,438
                                                                    ------------


SOUTH AFRICAN RAND (0.6%)
        SBC Jersey Branch Euro
              15.000% 03/10/99                ZAR      2,000,000         329,966
                                                                    ------------


SWEDISH KRONA  (3.2%)
        Kingdom of Sweden
              10.250%  05/05/00               SEK      2,600,000         361,360

        Kingdom of Sweden
                6.500%  10/25/06              SEK     10,000,000       1,432,006
                                                                    ------------

Total Swedish Krona                                                    1,793,366
                                                                    ------------


SWISS FRANC (0.9%)
        Inter-American Development Bank
              7.250% 01/21/02                 CHF        600,000         502,239
                                                                    ------------



TOTAL SENIOR SECURITIES (94.5%)
        (Identified Cost $49,549,105)                                 52,022,563
                                                                    ------------

SHORT-TERM INVESTMENTS (1.5%)
        Mexican Cetes TBill
             0.00% 05/06/99
        (Identified Cost $829,383)            MEX     10,000,000         797,743
                                                                    ------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

TOTAL INVESTMENTS  (96.0%)
        (IDENTIFIED COST $50,378,488)                               $ 52,820,306

OTHER ASSETS LESS LIABILITIES (4.0%)                                   2,208,058
                                                                    ------------

NET ASSETS  100.0%                                                  $ 55,028,364
                                                                    ============





                                CURRENCY LEGEND:

          A$     - Australian Dollar            ITL     - Italian Lira
          BEF    - Belgium Franc                 (Y)    - Japanese Yen
      (pound)    - British Pound                NLG     - Netherlands Guilder
          C$     - Canadian Dollar              NZD     - New Zealand Dollar
          CZK    - Czech Crown                  NOK     - Norwegian Kroner
          DKr    - Danish Kroner                ESP     - Spanish Peseta
          FIM    - Finnish Markka               ZAR     - South African Rand
          FF     - French Franc                 SEK     - Swedish Krona
          DM     - German Mark                  CHF     - Swiss Franc


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

ASSETS

Investments, at value
      (Identified cost $50,378,488)                                $ 52,820,306
Cash                                                                  1,880,155
Receivables:
      Interest and recoverable foreign
          taxes receivable                           $ 1,481,001
      Fund shares sold                                        52      1,481,053
Prepaid expenses                                                         11,666
                                                                   ------------

      Total assets                                                   56,193,180
                                                                   ------------

LIABILITIES

Unrealized loss on forward currency
  contracts open (Note 5)                                             1,029,518
Accrued management fees (Note 3)                                         32,477
Other accrued expenses                                                  102,821
                                                                   ------------

      Total liabilities                                               1,164,816
                                                                   ------------

Net assets (equivalent to $7.99 per share,
   representing the offering and redemption
   price for 6,884,896 shares outstanding,
   100,000,000 shares authorized)                                  $ 55,028,364
                                                                   ============


Net assets consist of:
      Capital paid in                                              $ 70,954,723
      Distributions in excess of net
          investment income                                          (1,542,528)
      Accumulated net realized loss on investments
         and foreign currency transactions                          (15,863,339)
      Unrealized appreciation:
         Investments                                 $ 2,441,818
         Foreign currency                               (962,310)     1,479,508
                                                     -----------   ------------
                                                                   $ 55,028,364
                                                                   ============
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest                                                      $ 3,080,451

EXPENSES
      Advisory fees (See note 3)                       $   391,334
      Audit and legal fees                                  80,829
      Custodian fees                                       109,602
      Transfer agent fees                                   38,836
      Administrative fees                                   32,733
      Directors' fees and expenses (See note 3)             20,046
      Registration fees                                      7,929
      Insurance                                              3,117
      Miscellaneous expenses                                12,893
                                                       -----------
         Total expenses                                                 697,319
                                                                    -----------

         Less:  Fees paid indirectly (See note 1)                       (39,790)
         Net expenses                                                   657,529
                                                                    -----------

         Net investment income                                        2,422,922
                                                                    -----------


REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS AND FOREIGN CURRENCY

      Net realized gain on investments                                1,394,398
      Net change in unrealized gain on investments                    3,954,700
                                                                    -----------

         Net gain on investments                                      5,349,098
                                                                    -----------

      Net realized loss on foreign currency                          (2,455,379)
      Net change in unrealized loss on foreign currency
         and foreign currency denominated assets and
         liabilities                                                   (853,415)
                                                                    -----------

         Net loss on foreign currency                                (3,308,794)
                                                                    -----------

         Net gain on investments and foreign currency                 2,040,304
                                                                    -----------
      Net increase in net assets resulting from operations          $ 4,463,226
                                                                    ===========

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       For the year ended    For the year ended
INCREASE (DECREASE) IN NET ASSETS                      September 30, 1998    September 30, 1997
                                                       ------------------    ------------------
Operations:
      Net investment income                               $  2,422,922        $  2,382,568
      Net realized gain (loss) on investments                1,394,398            (126,786)
      Net unrealized gain (loss) on investments              3,954,700          (2,533,114)
      Net realized gain (loss) on foreign currency          (2,455,379)          3,827,614
      Net unrealized gain (loss) on foreign currency
         and foreign currency denominated assets
         and liabilities                                      (853,415)           (562,309)
                                                          ------------        ------------

      Net increase resulting from operations                 4,463,226           2,987,973
                                                          ------------        ------------

Distributions to shareholders:
      From net investment income                            (5,517,608)         (1,067,736)
      For tax purposes in excess of
         net investment income                                    --            (2,957,718)
                                                          ------------        ------------

      Total distributions                                   (5,517,608)         (4,025,454)
                                                          ------------        ------------

Fund share transactions:
      Proceeds from shares sold                              4,758,355           5,969,520
      Net asset value of shares issued on
         reinvestment of distributions                       4,342,236           2,919,000
      Cost of shares redeemed                               (4,920,426)        (21,329,162)
                                                          ------------        ------------

      Net increase (decrease) resulting from
         Fund share transactions                             4,180,165         (12,440,642)
                                                          ------------        ------------

      Net increase (decrease)                                3,125,783         (13,478,123)


NET ASSETS
      Beginning of period                                   51,902,581          65,380,704
                                                          ------------        ------------
      End of period (including undistributed
         (distributions in excess of) net
         investment income of ($1,542,528) and
         $2,464,716, respectively)                        $ 55,028,364        $ 51,902,581
                                                          ============        ============

NUMBER OF FUND SHARES
      Sold                                                     620,554             739,040
      Issued on reinvestment of distributions                  573,511             359,632
      Redeemed                                                (639,517)         (2,568,863)
                                                          ------------        ------------

      Net increase (decrease)                                  554,548          (1,470,191)
                                                          ============        ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                                                  Year Ended September 30,
                                                ------------------------------------------------------
                                                       1          1                    1          1
                                                   1998       1997      1996       1995        1994
                                                ---------  ---------  ---------  ---------  ----------
Net Asset Value, Beginning of Period            $    8.20  $    8.38  $    8.78  $    8.02  $    10.85
                                                ---------  ---------  ---------  ---------  ----------

   INCOME FROM INVESTMENT OPERATIONS:

      Net Investment Income                          0.25       0.42       0.59       0.47        0.61

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency            0.40       0.04       0.16       0.86       (2.39)
                                                ---------  ---------  ---------  ---------  ----------

      Total from Investment Operations               0.65       0.46       0.75       1.33       (1.78)
                                                ---------  ---------  ---------  ---------  ----------

   LESS DISTRIBUTIONS:

      Net Investment Income                         (0.86)     (0.17)     (0.45)     (0.45)      (0.26)
      For Tax Purposes in Excess of Book
           Net Investment Income                       --      (0.47)     (0.70)     (0.12)         --
      Capital Gains                                    --         --         --         --       (0.27)
      Return of Capital                                --         --         --         --       (0.52)
                                                ---------  ---------  ---------  ---------  ----------

      Total Distributions                           (0.86)     (0.64)     (1.15)     (0.57)      (1.05)
                                                ---------  ---------  ---------  ---------  ----------

   Net Asset Value, End of Period               $    7.99  $    8.20  $    8.38  $    8.78  $     8.02
                                                =========  =========  =========  =========  ==========

   TOTAL RETURN                                      8.75%      5.75%      9.32%     17.33%     (17.90%)

   RATIOS/SUPPLEMENTAL DATA:

      Net Assets, End of Year (000's)           $  55,028  $  51,903  $  65,381  $  64,640  $  136,366

      Ratio of Expenses to Average Net Assets
         Before Expenses Paid Indirectly             1.33%      1.35%      1.22%      1.16%       1.12%
         After Expenses Paid Indirectly              1.26%      1.35%      1.22%      1.16%       1.12%


      Ratio of Net Investment Income to
         Average Net Assets                          4.63%      4.72%      5.41%      5.66%       5.87%

      Portfolio Turnover Rate                          40%        33%        61%       179%        319%

--------------------------------

1. Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represent amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") is a series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION
Investments in securities traded on an exchange or quoted on the over-the-counter market are valued at the last transaction price reported on the principal exchange or market on which the issue is traded, or, if no transaction occurred during the day, at the mean between the current closing bid and asked prices, except U.S. Government obligations which in all cases are stated at the mean between the current closing bid and asked price, as last reported by a pricing service approved by the Board of Directors.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency and translated to U.S. dollars at the current day's exchange rate.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with purchases and sales of securities denominated in a foreign currency the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

At September 30, 1998, the Fund had a capital loss carryforward of approximately $15,863,000, which may be carried forward through the fiscal year ending September 30, 2003. During the year ended September 30, 1998, the Fund utilized previously deferred capital losses of approximately $56,000. The Fund does not intend to make any capital gains distributions until the capital loss carryforwards have been extinguished.

Paid in capital, undistributed net investment income and accumulated net realized loss have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and accumulated net realized loss arose principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

The Fund had entered into an agreement with Brown Brothers Harriman & Co. (the "Custodian") where the daily interest earned from the Fund's cash balance would be applied as a credit to the custody fees for the Fund on a quarterly basis. For the year ended September 30, 1998, the Fund earned $39,790 in such credits.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
For the year ended September 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $24,222,371 and $19,840,161, respectively. There were no purchases and sales of U.S. Government obligations during the year ended September 30, 1998.

NOTE 3 - MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services. Under the agreement, the Advisor receives a fee, payable monthly, at the annual rate of 0.75% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the total rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred for such meetings.

NOTE 4 - UNREALIZED APPRECIATION (DEPRECIATION) ON A TAX BASIS
Unrealized appreciation (depreciation) on September 30, 1998, based on the cost of securities of $51,048,034 for federal income tax purposes, consists of the following:

             Gross unrealized appreciation                    $   3,330,393
             Gross unrealized depreciation                       (1,558,121)
                                                              -------------

             Net unrealized appreciation                      $  1,772,272
                                                              ============

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS
At September 30, 1998 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as payable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1998 were as follows:

  Currency                  Currency       Delivery         Unrealized
 Receivable                Deliverable       Date    Appreciation/(depreciation)
 ----------                -----------     --------  ---------------------------

 $1,258,902        DM        2,270,430     10/01/98                   $(95,931)

    404,530        DM          729,570     10/01/98                     (4,376)

    465,933       (Y)       65,170,000     10/01/98                    (21,502)

  1,030,848       BEF       37,828,000     10/23/98                    (67,883)

    600,000       (Y)       84,696,000     11/04/98                    (25,254)

    426,903       (Y)       60,680,000     11/09/98                    (21,369)

    500,000       MEX        5,442,500     11/09/98                    (20,067)

  1,414,313       (Y)      203,661,000     11/12/98                    (90,855)

  1,000,000        A$        1,673,220     11/13/98                       8,065

    400,000       NZD          796,020     11/13/98                       1,003

  1,800,000        DM        3,217,068     11/17/98                     (8,053)

    716,476       ESP      108,703,800     11/19/98                    (50,048)

  2,115,122       ITL    3,741,650,000     11/27/98                   (151,305)

    500,000       CZK       17,202,500     11/30/98                    (61,376)

    500,000       NOK        4,216,000     11/30/98                    (67,392)

  1,750,000       SEK       14,534,100     11/30/98                   (109,122)

  3,518,038        FF       20,263,900     12/10/98                   (110,565)

  2,102,574        DM        3,529,381     12/17/98                    (17,729)

    664,962        DM        1,116,205     12/17/98                     (5,608)

  3,983,301   (pound)        2,388,070     12/17/98                    (59,383)

  1,039,125        DM        1,758,200     12/18/98                    (17,178)

  2,005,910        C$        3,071,850     12/23/98                     (7,098)

  1,513,216       DKr        9,730,733     12/23/98                    (22,206)

  1,360,843        DM        2,270,430     01/04/99                     (4,286)
                                                                  ------------

                                                                  $ (1,029,518)
                                                                  ============

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

NOTE 5 - CONTINUED

                                CURRENCY LEGEND:


   A$      - Australian Dollar            ITL            - Italian Lira
   BEF     - Belgian Franc                MEX            - Mexican Peso
   C$      - Canadian Dollar              NOK            - Norwegian Kroner
   CZK     - Czech Crown                  NZD            - New Zealand Dollar
   DKr     - Danish Kroner                (pound)        - British Sterling
   DM      - German Mark                  SEK            - Swedish Krona
   ESP     - Spanish Peseta               (Y)            - Japanese Yen
   FF      - French Franc

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND
(FORMERLY BAILARD, BIEHL & KAISER INTERNATIONAL FIXED-INCOME FUND)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Bond Fund (the "Fund") (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers and application of alternative procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
San Francisco, California
November 18, 1998